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                                                                     Exhibit 4.1
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
                                          (SEITEL LOGO)

      NUMBER                               SEITEL, INC.                                             SHARES

RS                      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                 CUSIP 816074 40 5

                                                                                             SEE REVERSE FOR CERTAIN DEFINITIONS
    SEITEL, INC.

THIS CERTIFIES THAT

is the owner of
                        FULLY-PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 PAR PER SHARE OF

SEITEL, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Articles of Incorporation, as amended, and the Amended and Restated
By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents.

                   This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:




 [CORPORATE SEAL]   Marcia H. Kendrick, Acting Chief Financial Officer                            Randall D. Stilley, President
                    and Assistant Secretary


COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER & TRUST COMPANY
                      (New York, N.Y)
                                                                           TRANSFER AGENT
                                                                            AND REGISTRAR
BY
                                                                     AUTHORIZED SIGNATURE
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                                  SEITEL, INC.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
TEN COM         --    as tenants in common           UNIF GIFT MIN ACT--   __________     Custodian __________
                                                                             (Cust)                   (Minor)
TEN ENT         --    as tenants by the entireties                         under Uniform Gifts to Minors

JT TEN          --    as joint tenants with                                Act________________
                      right of survivorship                                       (State)
                      and not as tenants
                      in common

                      Additional abbreviations may also be used though not in the above list.

                For value received, __________________________________________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                     Please print or typewrite name and address including postal zip code of assignee

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________________________________________________________________________________________


___________________________________________________________________________________________________________________________Attorney

to transer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_______________________________________________________________

                                                                     _______________________________________________________________
                                                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                                     THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                                                     PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                                                     WHATEVER.

Signature(s) Guaranteed By:
____________________________________________________

THE SIGNATURES(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARNATOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.
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